                                 EXHIBIT 10(f)

                          CYPRUS AMAX MINERALS COMPANY

                               MATERIAL CONTRACTS
                        EXCESS DEFINED CONTRIBUTION PLAN

                        THE CYPRUS AMAX MINERALS COMPANY
                        EXCESS DEFINED CONTRIBUTION PLAN

1.  Purpose.  The Cyprus Amax Minerals Company Excess Defined Contribution Plan
    -------
    (the "Plan") is established, effective January 1, 1994, for the purpose of providing certain employees of Cyprus Amax Minerals Company (the "Company") with benefits which would otherwise be provided under the Cyprus Minerals Company Savings Plan or the Amax Inc. Thrift Plan for Salaried Employees (the "Savings Plan") but for reductions or restrictions to such benefits required by federal law. Specifically, this Plan will provide Participants with supplemental benefits to compensate for loss of benefits that would otherwise have been payable under the Savings Plan were it not for restrictions on Participants' elective deferrals and the resulting restrictions on Company matching contributions under section 401(a)(17) of the Code. This program is to be unfunded and is maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees, all of whom receive compensation in excess of the amount set forth in section 401(a)(17) of the Code before taking into account deferrals under the Savings Plan.

2.  Definitions.
    -----------

    (a) "Account" shall mean the account of Excess Before-Tax Contributions, Excess Company Matching Contributions, and earnings thereon, credited with respect to each Participant.

    (b) "Before-Tax Contributions" shall mean the Participant's "Before-Tax Contributions" (as such term is defined in the Savings Plan) to the Savings Plan.

    (c) "Change of Control" shall mean whatever meaning is assigned to that term under the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees.

    (d)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (e) "Committee" shall mean the group of individuals designated by the Company to administer the Savings Plan.

    (f)    "Company" shall mean the Cyprus Amax Minerals Company.

    (g) "Company Matching Contributions" shall mean the Company Matching Contributions (as such term is defined in the Savings Plan) allocated to a Participant under the Savings Plan.

    (h) "Compensation" shall have the same meaning as such term has under the Savings Plan, including, however, amounts in excess of $150,000, as indexed under section 401(a)(17) of the code.

    (i) "Excess Before-Tax Contributions" shall mean the amount deferred by a Participant under Section 3 hereof.

    (j) "Excess Company Matching Contributions" shall mean the amount contributed by the Company under Section 4 hereof.

        (k) "Fund" shall mean the Fund established for this Plan to which are credited Excess Before-Tax Contributions, Excess Company Matching Contributions, and earnings thereon, and from which benefits under the Plan are paid, as described in Section 8 hereof.

        (l) "Participant" shall mean any employee of the Company who is (1) eligible to participate in the Savings Plan, and (2) has base compensation in the last quarter of the calendar year before the year of participation in an amount which equals or exceeds the amount specified in section 401(a)(17) of the Code before taking into account deferrals under the Savings Plan.

        (m) "Plan" shall mean the Cyprus Amax Minerals Company Excess Defined Contribution Plan as described herein and as it may be amended from time to time.

        (n) "Savings Plan" shall mean the Cyprus Minerals Company Savings Plan and/or the Amax Inc. Thrift Plan for Salaried Employees, as they may be amended from time to time.

        (o) "Valuation Date" shall mean the last day of each calendar month, or such other dates as the Committee determines necessary or appropriate to value the Accounts of Participants.

3.      Excess Before-Tax Contributions.
        -------------------------------

        (a) Each Participant may elect to make Excess Before-Tax Contributions to the Fund in an amount equal to 1% to 16% of Compensation over the limit specified in 401(a)(17) of the Code for credit to his/her Account for any calendar year beginning on or after January 1, 1994 by filing his/her election, on a form provided by the Committee, on or before the date established by the Committee which falls in the last quarter of the preceding calendar year. Such an election shall be irrevocable during the calendar year for which it is made. A Participant may continue, modify, revoke, or resume his/her election to make Excess Before-Tax Contributions with respect to subsequent calendar years by filing his/her written notice with the Committee, on a form supplied by the Committee, on or before the date established by the Committee which falls in the calendar quarter preceding the calendar year in which the continuation, modification, revocation, or resumption is to be effective.

        (b) The amount of the Participant's Excess Before-Tax Contributions for any calendar year shall equal to an amount elected by the Participant which is 1% to 16% of his/her Compensation over the limit specified in 401(a)(17) of the Code.

        (c) As soon as practicable and in a manner consistent with the administration of the Savings Plan, the Company shall deduct from each Participant's Compensation and credit to such Participant's Account that portion of his/her Excess Before-Tax Contributions that is determined under Paragraph(b)(1) of this Section and attributable to Compensation paid with respect to such month.

4.      Excess Company Matching Contributions.
        -------------------------------------

        (a) The Company shall make an Excess Company Matching Contribution for each calendar year on behalf of each Participant in an amount equal to the amount of match calculated under the Savings Plan formula on those deferrals which exceed the limit on Compensation imposed by section 401(a)(17) of the Code.

        (b) As soon as practicable and in a manner consistent with the Savings Plan, the Company shall credit to each Participant's Account that portion of the Excess Company Matching Contribution that is determined under Subsection (a) of this Section and attributable to Compensation paid with respect to such month.

5.      Vesting.  A Participant's interest in his/her Account shall be fully
        -------
        vested.

6.      Payment of Benefits.  A Participant's Account shall be paid to the
        -------------------
        Participant in a single sum on the first day of the month following thirty (30) days after the Participant's Total Disability (as such term is defined in Section 2.35 of the Savings Plan), retirement or other separation from service, or to a Participant's designated beneficiary in a single sum on the first day of the month following thirty (30) days after the Participant's death.

7.      Change of Control.  Upon a Change of Control, benefits accrued under
        -----------------
        this Plan shall be paid in accordance with the provisions regarding Change of Control in the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees.

8.      Designation of Beneficiary.
        --------------------------

        (a) Subject to applicable law, each Participant shall have the right to file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amount payable under the Plan upon his/her death. A Participant may, from time to time, revoke or change such beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

        (b) If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with applicable law, the amount, if any, payable under the Plan upon his/her death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive any amount, the Committee may retain such amount, which shall continue to accrue interest, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor. Any payment made pursuant to this subsection 8(b) of the Plan shall be made by the Committee as soon as practicable under the circumstances.

9.      The Fund.
        --------

        (a) All contributions and earnings thereon may be invested in any one or a combination of six investment funds. Each Participant may elect, on a form provided by the Committee, to invest his/her Excess Before-Tax Contributions and the Excess Company Matching Contributions made on his/her behalf in any one or a combination of six investment funds. Such election must be made on or before the date established by the Committee which falls in the last quarter of the calendar year preceding the calendar year for which the election is effective. Such an election shall be irrevocable during the calendar year for which it is made. Separate Accounts shall be maintained for each Participant. These Accounts shall represent the Participant's individual interest in the Fund.

               The following investment categories will be offered: T. Rowe Price Prime Reserve Fund; T. Rowe Price Spectrum Income Fund; T. Rowe Price Equity Index Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price International Stock Fund; and T. Rowe Price New America Growth Fund.

        (b) The Fund shall remain an asset of the Company and shall be subject to the claims of its general creditors. Each Participant shall have no greater right or status than as an unsecured creditor of the Company with respect to any amounts owed to such Participant from the Fund.

10.     Amendment and Termination.  The Company reserves the right to amend
        -------------------------
        this Plan at any time and from time to time in any fashion, and to terminate it at will. No amendment to or discontinuance or termination of the Plan shall adversely affect any rights of such Participant with respect to amounts previously credited to such Participant's Account.

11.     Nonalienation of Benefits.  All payments to persons entitled to benefits
        -------------------------
        hereunder shall be made to such persons and shall not be alienable, transferable or otherwise assignable in anticipation of payment thereof, in whole or in part, by the voluntary or involuntary acts of any such persons, or by operation of law, and shall not be liable or taken for any obligation of such person.

12.     Administration.
        --------------

        (a) This Plan shall be administered by the Committee, which shall be responsible for the interpretation of the Plan and establishment of the rules and regulation governing Plan administration. Any decision or action made or taken by the Committee, arising out of or in connection with the construction, administration or interpretation of the Plan or of its rules and regulations, shall be conclusive and binding upon all Participants and former Participants unless otherwise determined by the Company's Board of Directors. All expenses of administering the Plan shall be paid by the Company and shall not affect the Participants' right to or amount of benefits.

        (b) Neither the Committee nor any member thereof nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any person under the Plan.

        (c) The Committee or persons designated by it shall keep such records as may be necessary for the administration of the Plan and shall furnish Participants such periodic statements as it may determine to be necessary or desirable to show their interests in the Plan.

        (d) The Committee shall have the power to make such adjustments to the terms of the Plan, and to make such interpretations of the terms of the Plan, as are necessary to effectuate the purposes of the Plan.

13.     Appeals Procedure.  The Committee shall provide any Participant whose
        -----------------
        claim for benefits under the Plan has been denied with adequate notice of and shall afford such Participant an opportunity for full and fair review of such denial.

14.     No Contract of Employment.  Nothing contained herein shall be construed
        -------------------------
        as conferring upon any person the right to be employed or continue in the employ of the Company.

15.     Withholding Taxes.  The Company shall have the right to withhold taxes
        -----------------
        from any Excess Company Matching Contributions, Excess Before-Tax Contribution, and any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes as a result of this Plan.

16.     Notices.  Each Participant shall be responsible for furnishing the
        -------
        Committee with the current and proper address for the mailing of notices and delivery of agreements and payments. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

17.     Severability of Provisions.  If any provision of this Plan shall be held
        --------------------------
        invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

18.     Headings and Captions.  The headings and captions herein are provided
        ---------------------
        for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

19.     Applicable Law.  This plan shall be construed under the laws of the
        --------------
        State of Colorado, to the extent not preempted by the Employee Retirement Income Security Act of 1974 or other federal law.


            IN WITNESS WHEREOF, the foregoing Plan is adopted this 20th day of October, 1993.



                              CYPRUS AMAX MINERALS COMPANY



                         By:   /s/ G. H. PEPPARD
                             -------------------
                              G. H. Peppard
                              Secretary to the
                              Compensation and
                              Benefits Committee

                        THE CYPRUS AMAX MINERALS COMPANY
                   RESTATED EXCESS DEFINED CONTRIBUTION PLAN

1.      Purpose.  The Cyprus Amax Minerals Company Restated Excess Defined
        -------
        Contribution Plan (the "Plan") is established, effective as of the execution date of this document, for the purpose of providing certain employees of Cyprus Amax Minerals Company (the "Company") and any subsidiary or affiliate approved for participation in this Plan by the Committee, with benefits which would otherwise be provided under the Cyprus Amax Minerals Company Savings Plan or the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the "Savings Plan") but for reductions or restrictions to such benefits required by federal law. Specifically, this Plan will provide Participants with supplemental benefits to compensate for loss of benefits that would otherwise have been payable under the Savings Plan were it not for restrictions on Participants' elective deferrals and the resulting restrictions on Company matching contributions under section 401(a)(17) of the Code. This program is to be unfunded and is maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees, all of whom receive compensation in excess of the amount set forth in section 401(a)(17) of the Code before taking into account deferrals under the Savings Plan.

2.      Definitions.
        -----------

        (a) "Account" shall mean the account of Excess Before-Tax Contributions, Excess Company Matching Contributions, and earnings thereon, credited with respect to each Participant.

        (b) "Before-Tax Contributions" shall mean the Participant's "Before-Tax Contributions" (as such term is defined in the Savings
        Plan) to the Savings Plan.

        (c) "Change of Control" shall mean the occurrence of any of the following events:

               (i)    The acquisition by any individual, entity or group
        (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of subsection (iii) of this section (C);

               (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or consolidation involving the Company or any subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, either (A)(1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be or (2) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

               (iv)    A complete liquidation or dissolution of the Company.

        (d)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "Committee" shall mean the group of individuals designated by the Company to administer the Savings Plan.

        (f)    "Company" shall mean the Cyprus Amax Minerals Company.

        (g) "Company Matching Contributions" shall mean the Company Matching Contributions (as such term is defined in the Savings Plan) allocated to a Participant under the Savings Plan.

        (h) "Compensation" shall have the same meaning as such term has under the Savings Plan, including, however, amounts in excess of $150,000, as indexed under section 401(a)(17) of the Code, and including any amounts deferred as base salary under the Cyprus Amax Minerals Company Deferred Compensation Plan at the time of the deferral election.

        (i) "Excess Before-Tax Contributions" shall mean the amount deferred by a Participant under Section 3 hereof.

        (j) "Excess Company Matching Contributions" shall mean the amount contributed by the Company under Section 4 hereof.

        (k) "Fund" shall mean the Fund established for this Plan to which are credited Excess Before-Tax Contributions, Excess Company Matching Contributions, and earnings thereon, and from which benefits under the Plan are paid, as described in Section 8 hereof.

        (l) "Participant" shall mean any employee of the Company who (1) participates in the Savings Plan, and (2) has base compensation in the last quarter of the calendar year before the year of participation in an amount which equals or exceeds the amount specified in section 401(a)(17) of the Code before taking into account deferrals under the Savings Plan.

        (m) "Plan" shall mean the Cyprus Amax Minerals Company Excess Defined Contribution Plan as described herein and as it may be amended from time to time.

        (n) "Savings Plan" shall mean the Cyprus Amax Minerals Company Savings Plan and/or the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees, as they may be amended from time to time.

        (o) "Valuation Date" shall mean the last day of each calendar month, or such other dates as the Committee determines necessary or appropriate to value the Accounts of Participants.

3.      Excess Before-Tax Contributions.
        -------------------------------

        (a) Each Participant may elect to make Excess Before-Tax Contributions to the Fund in an amount equal to 1% to 16% of Compensation over the limit specified in 401(a)(17) of the Code for credit to his/her Account for any calendar year beginning on or after January 1, 1994 by filing his/her election, on a form provided by the Committee, on or before the date established by the Committee which falls in the last quarter of the preceding calendar year. Such an election shall be irrevocable during the calendar year for which it is made. A Participant may continue, modify, revoke, or resume his/her election to make Excess Before-Tax Contributions with respect to subsequent calendar years by filing his/her written notice with the Committee, on a form supplied by the Committee, on or before the date established by the Committee which falls in the calendar quarter preceding the calendar year in which the continuation, modification, revocation, or resumption is to be effective.

        (b) The amount of the Participant's Excess Before-Tax Contributions for any calendar year shall equal to an amount elected by the Participant which is 1% to 16% of his/her Compensation over the limit specified in 401(a)(17) of the Code.

        (c) As soon as practicable and in a manner consistent with the administration of the Savings Plan, the Company shall deduct from each Participant's Compensation and credit to such Participant's Account that portion of his/her Excess Before-Tax Contributions that is determined under Paragraph (b)(1) of this Section and attributable to Compensation paid with respect to such month.

4.      Excess Company Matching Contributions.
        -------------------------------------

        (a) The Company shall make an Excess Company Matching Contribution for each calendar year on behalf of each Participant in an amount equal to the amount of match calculated under the Savings Plan formula on those deferrals which exceed the limit on Compensation imposed by section 401(a)(17) of the Code.

        (b) As soon as practicable and in a manner consistent with the Savings Plan, the Company shall credit to each Participant's Account that portion of the Excess Company Matching Contribution that is determined under Subsection (a) of this Section and attributable to Compensation paid with respect to such month.

5.      Vesting.  A Participant's interest in his/her Account shall be fully
        -------
        vested.

6.      Payment of Benefits.  Pursuant to a Participant's election, made as a
        -------------------
        part of the election, to defer monies under this Plan, a Participant's Account shall be paid to the Participant in a single sum on the first day of the month following thirty (30) days after the Participant's Total Disability (as such term is defined in Section 2.35 of the Savings
        Plan), retirement or other separation from service, or to a Participant's designated beneficiary in a single sum on the first day of the month following thirty (30) days after the Participant's death, or in annual installments over a period of years, not to exceed ten (10), elected by the Participant computed by multiplying the amount credited to a Participant's Account by a fraction, the numerator of which is one and the denominator of which is the number of years remaining in the applicable payment period.

7.      Change of Control.  Upon a Change of Control, the Committee shall cause
        -----------------
        benefits accrued under this Plan to be distributed within thirty (30) days of said event.

8.      Designation of Beneficiary.
        --------------------------

        (a) Subject to applicable law, each participant shall have the right to file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amount payable under the Plan upon his/her death. A Participant may, from time to time, revoke or change such beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

        (b) If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with applicable law, the amount, if any, payable under the Plan upon his/her death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive any amount, the Committee may retain such amount, which shall continue to accrue interest, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor. Any payment made pursuant to this subsection 8(b) of the Plan shall be made by the Committee as soon as practicable under the circumstances.

9.      The Fund.
        --------

        (a) All contributions and earnings thereon may be invested in any one or a combination of investment funds. Each Participant may elect, on a form provided by the Committee, to invest his/her Excess Before-Tax Contributions and the Excess Company Matching Contribution made on his/her behalf in any one or a combination of investment funds. Such election must be made on or before the date established by the Committee which falls in the last quarter of the calendar year preceding the calendar year for which the election is effective. Such an election may be modified on a quarterly basis. Separate Accounts shall be maintained for each Participant. These Accounts shall represent the Participant's individual interest in the Fund.

                Any investment funds offered by T. Rowe Price will be available for selection as the investment vehicle(s) for the Participants' Accounts.

        (b) The Fund shall remain an asset of the Company and shall be subject to the claims of its general creditors. Each Participant shall have no greater right or status than as an unsecured creditor of the Company with respect to any amounts owed to such Participant from the Fund.

10.     Hardship; Discretionary Revision of Payments.  If the Committee
        --------------------------------------------
        determines that payment of the Participant's Account in accordance with the schedule of payments designated by the Participant would, for whatever reason, result in a gross hardship on the Participant or the estate or beneficiary or beneficiaries of the Participant, the Committee, upon a showing of gross hardship by the Participant or the Participant's beneficiary or beneficiaries or legal representative, in its absolute discretion, may revise such schedule of payments to the extent necessary to alleviate the hardship.

11.     Amendment and Termination.  The Company reserves the right to amend
        -------------------------
        this Plan at any time and from time to time in any fashion, and to terminate it at will. No amendment to or discontinuance or termination of the Plan shall adversely affect any rights of such Participant with respect to amounts previously credited to such Participant's Account.

12.     Nonalienation of Benefits.  All payments to persons entitled to benefits
        -------------------------
        hereunder shall be made to such persons and shall not be alienable, transferable or otherwise assignable in anticipation of payment thereof, in whole or in part, by the voluntary or involuntary acts of any such persons, or by operation of law, and shall not be liable or taken for any obligation of such person.

13.     Administration.
        --------------

        (a) This Plan shall be administered by the Committee, which shall be responsible for the interpretation of the Plan and establishment of the rules and regulations governing Plan administration. Any decision or action made or taken by the Committee, arising out of or in connection with the construction, administration or interpretation of the Plan or of its rules and regulations, shall be conclusive and binding upon all Participants and former Participants unless otherwise determined by the Company's Board of Directors. All expenses of administering the Plan shall be paid by the Company and shall not affect the Participants' right to or amount of benefits.

        (b) Neither the Committee nor any member thereof nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any person under the Plan.

        (c) The Committee or persons designated by it shall keep such records as may be necessary for the administration of the Plan and shall furnish Participants such periodic statements as it may determine to be necessary or desirable to show their interests in the Plan.

        (d) The Committee shall have the power to make such adjustments to the terms of the Plan, and to make such interpretations of the terms of the Plan, as are necessary to effectuate the purposes of the Plan.

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

14.     Appeals Procedure.  The Committee shall provide any Participant whose
        -----------------
        claim for benefits under the Plan has been denied with adequate notice of and shall afford such Participant an opportunity for full and fair review of such denial.

15.     No Contract of Employment.  Nothing contained herein shall be construed
        -------------------------
        as conferring upon any person the right to be employed or continue in the employ of the Company.

16.     Withholding Taxes.  The Company shall have the right to withhold taxes
        -----------------
        from any Excess Company Matching Contributions, Excess Before-Tax Contributions, and any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes as a result of this Plan.

17.     Notices.  Each Participant shall be responsible for furnishing the
        -------
        Committee with the current and proper address for the mailing of notices and delivery of agreements and payments. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

18.     Severability of Provisions.  If any provision of this Plan shall be held
        --------------------------
        invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

19.     Headings and Captions.  The headings and captions herein are provided
        ---------------------
        for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

20.     Applicable Law.  This plan shall be construed under the laws of the
        --------------
        State of Colorado, to the extent not preempted by the Employee Retirement Income Security Act of 1974 or other federal law.

            IN WITNESS WHEREOF, the foregoing Plan is adopted this 13th day of September, 1994.



                                      CYPRUS AMAX MINERALS COMPANY


                                      By: /s/ GERARD H. PEPPARD
                                         ----------------------

[CORPORATE SEAL]


Attest: /s/ PHILIP C. WOLF
       -------------------
            Secretary

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